Exhibit 4.1
DELAWARE SEAL CORPORATE Ibotta, Inc. AUTHORIZED SIGNATURE TRANSFER AGENT AND REGISTRAR EQUINITI TRUST COMPANY, LLC By: COUNTER SIGNED AND REGISTERED: SECRETARY PRESIDENT transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: Ibotta, Inc. FULLY PAID AND NONASSESSABLE CLASS A COMMON STOCK, PAR VALUE $0.00001, PER SHARE, OF IS THE OWNER OF THIS CERTIFIES THAT CUSIP SEE REVERSE FOR CERTAIN DEFINITIONS INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE Ibotta, Inc. 0000

............................................... .................................... THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. Signature(s) Guaranteed: NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. X X Dated to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Attorney of the Class A common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Shares PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE hereby sell, assign and transfer unto For value received, Additional abbreviations may also be used though not in the above list. UNIF GIFT MIN ACT –– Custodian (Cust) (State) (Minor) Under Uniform Gifts to Minors Act TEN COM — as tenants in common TEN ENT — as tenants by the entireties JT TEN — as joint tenants with right of survivorship and not as tenants in common The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: